Tiffany & Co.                                                       Exhibit 21.1
Subsidiaries                                                       Tiffany & Co.
                                                             Report on Form 10-K

                                                  --------------------------
                                                         TIFFANY & CO.

                                                            Delaware
                                                        August 16, 1984
                                                  --------------------------

                    ---------------------                                             -----------------
                     TIFFANY AND COMPANY                                                TIFFANY & CO.
                                                                                        INTERNATIONAL

                         New York                                                          Delaware
                       May 30, 1868                                                    October 11, 1984
                    ---------------------                                             ------------------

     Domestic Subsidiaries         International Subsidiaries          Domestic Subsidiaries       International Subsidiaries
-----------------------------    -----------------------------   -----------------------------    -----------------------------

         TIFFANY & CO.                 SOCIETE FRANCAISE                  TIFFANY & CO.                TIFFANY-BRASIL LTDA.
          ICT, INC.                        POUR LE                         JAPAN INC.
                                       DEVELOPPEMENT DE LA
                                        PORCELAINE D'ART
         Delaware                           France                         Delaware                         Brazil

-----------------------------    -----------------------------   -----------------------------    -----------------------------

-----------------------------    -----------------------------                                    -----------------------------
    JUDEL PRODUCTS CORP.                  TIFFANY & CO.                                                    TIFFANY & CO.
    (Formerly Glassware               (Unlimited Liability)                                             OF NEW YORK LIMITED
     Acquisition Inc.)
       West Virginia                     United Kingdom                                                      Hong Kong

-----------------------------    -----------------------------                                    -----------------------------
-----------------------------    -----------------------------                                    -----------------------------

    TIFFANY (NJ) INC.                   TIFFANY & CO. K.K.                                                SINDAT LIMITED
                                     (Tiffany and Company 51%
                                       Mitsukoshi, Ltd. 49%)
       New Jersey                            Japan                                                          Hong Kong

-----------------------------    -----------------------------                                    -----------------------------
                                                                                                  -----------------------------
                                                                                                      TIFFANY & CO. ITALIA
                                                                                                             S.p.A.
                                                                                                   (Formerly Tiffany-Faraone
                                                                                                             S.p.A.)
                                                                                                              Italy

                                                                                                  -----------------------------
                                                                                                  -----------------------------
                                                                                                        TIFFANY KOREA LTD.
                                                                                                   (Formerly Tiffco Korea Ltd.)

                                                                                                        Republic of Korea

                                                                                                  -----------------------------
                                                                                                  -----------------------------

                                                                                                      TIFFANY & CO. MEXICO,
                                                                                                          S.A. de C.V.

                                                                                                             Mexico

                                                                                                  -----------------------------
                                                                                                  -----------------------------
                                                                                                          TIFFANY & CO.
                                                                                                      OVERSEAS FINANCE B.V.


                                                                                                           Netherlands

                                                                                                  -----------------------------
                                                                                                  -----------------------------

                                                                                                         TIFFANY & CO.
                                                                                                           PTE. LTD.

                                                                                                           Singapore

                                                                                                  -----------------------------
                                                                                                  -----------------------------

                                                                                                         UPTOWN ALLIANCE
                                                                                                         (M) Sdn. Bhd.

                                                                                                            Malaysia

                                                                                                  -----------------------------
                                                                                                  -----------------------------

                                                                                                          TIFFANY & CO.
                                                                                                        WATCH CENTER A.G.


                                                                                                    Switzerland-Canton Zurich

                                                                                                  -----------------------------